Exhibit 99.2

1 Broadwind | Investor Presentation 2023 Second Quarter 2023 Conference Call Presentation August 14, 2023

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : ( i ) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and our other filings with the Securities and Exchange Commission (the “SEC”) . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

2Q23 PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE Targeted commercial expansion, improved operational execution Driving profitable growth in 2023 Strategic Progress Points As of August 2023 Raising full - year 2023 Adjusted EBITDA guidance. Sustained demand strength together with improved mix and tax credit benefits, supporting improved outlook Improved balance sheet optionality. Reduced net leverage to 2.0x as of June 30, 2023; more than $15 million of cash and availability at the end of the second quarter 2023 Margin expectations recalibrated higher . IRA tax credits, together with improved operational execution, have positioned us to drive materially higher margin realization in 2023 Near - record backlog. Backlog remains at near record high levels as of June 30, 2023; IRA AMP credit supports improved project economics in backlog Expect to generate GAAP net income for FY23. Strong backlog, healthy demand activity, improved sales mix all support a transition to profitability for the full - year 2023 We have increasing revenue, the highest order and backlog levels in a decade and historic policy support to support an improved outlook for our business Our diversification strategy allowed us to operate through the global pandemic and policy - driven pause in wind turbine demand to grow our customer base and expand our market, ready to emerge a leaner, stronger company We are developing our own proprietary Clean Fuels products to support the world’s energy transition Our strategy has us well positioned to capitalize on the long - awaited, long - term, policy support provided by the IRA of 2022 We have the capacity, expertise and relations to capitalize on an IRA - fueled wind investment cycle that we expect to begin in 2024 Investment Thesis Building a platform for profitable growth Second Quarter 2023

CONOLIDATED FINANCIAL PERFORMANCE

Year-over-year organic growth in revenue, margin realization and profitability

Strong backlog supported by broad-based demand recovery across diverse end-markets; Raising full-year 2023 guidance for the second time this year

Strong y/y revenue growth in both Gearing and Industrial Solutions segments offset lower wind-related revenue

Gross margin increased by more than **+1160 bps y/y** to 16.4%, while Adjusted EBITDA increased **+980 bps y/y** to 10.5%

Delivered $4.1 million y/y increase in GAAP Net Income

Anticipate acceleration in cash conversion into the second half of 2023, given timing of customer payment cycles

Total Revenue
($MM)



$50.0
$50.8
2Q22
2Q23

Gross Profit
($MM)



$2.4
$8.3
Gross Margin rate +1160 bps y/y to 16.4%
2Q22
2Q23

Adjusted EBITDA
($MM)



$0.4
$5.4
Adj. EBITDA margin rate +980 bps y/y to 10.5%
2Q22
2Q23

GAAP Net Income (Loss)
($MM)



($2.7)
$1.4
2Q22
2Q23

Broadwind | Investor Presentation 2023 5

6 Broadwind | Investor Presentation 2023 Second Quarter 2023 HEAVY FABRICATIONS SEGMENT Improved sales mix, AMP credits and operational execution support improved margin realization Segment revenue declined 5% y/y, while segment Adjusted EBITDA increased by 315% Segment EBITDA margin increased 1126 bps y/y to 14.6% in 2Q23 Sold 138 wind tower sections in 2Q23; anticipate acceleration in onshore wind activity in 2024 - 2025, as customers seek to capitalize on IRA benefits Segment backlog of $206 million as of 6/30/23 – remains at near - record levels Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $35.6 $33.9 2Q22 2Q23 $1.2 $5.0 2Q22 2Q23 EBITDA margin rate +1126 bps y/y to 14.6% $13.0 $12.4 2Q22 2Q23 $46.9 $206.5 2Q22 2Q23

7 Broadwind | Investor Presentation 2023 Second Quarter 2023 GEARING FABRICATIONS SEGMENT Solid y/y revenue growth and margin expansion primarily driven by customer activity within industrials markets +9% y/y organic revenue growth; Industrial end - market revenue increased by $1.6 million y/y Segment EBITDA increased $0.9 million y/y in 2Q23, while segment EBITDA margin increased 800 bps y/y to 9.3% in 2Q23, given improved price realization Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $10.1 $11.0 2Q22 2Q23 $0.1 $1.0 2Q22 2Q23 EBITDA margin rate +800 bps y/y to 9.3% $8.9 $5.8 2Q22 2Q23 $34.3 $37.6 2Q22 2Q23

INDUSTRIAL SOLUTIONS SEGMENT

Second Quarter 2023

Continue to see demand acceleration within the natural gas turbine market, building on the market recovery evidenced in 2022

Strong organic revenue growth, supported by record backlog, which increased both on a y/y and q/q basis

For the broader industry, 2022 was the strongest year for gas turbine sales since 2016 – this momentum continues into 2023

Segment EBITDA increased $0.8 million y/y in 2Q23, while segment EBITDA margin increased **1146 bps y/y to 15.5% in 2Q23**

Segment Revenue

($MM)


$5.0
$6.3
2Q22
2Q23

Segment EBITDA

($MM)


$0.2
$1.0
EBITDA margin rate +1146 bps y/y to 15.5%
2Q22
2Q23

Segment Orders

($MM)


$4.1
$7.2
2Q22
2Q23

Segment Backlog at Quarter-End

($MM)


$12.0
$18.0
2Q22
2Q23

Broadwind | Investor Presentation 2023 8

BALANCE SHEET UPDATE

Second Quarter 2023

Maintaining stable liquidity profile sufficient to support the long-term growth of the business

As expected, we invested heavily in working capital in 1H23 to support Dec-22 record tower order; anticipate accelerating cash conversion on inventory investments as 2023 progresses

In 2023, capital allocation priorities will include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt-on acquisitions

Improved TTM Adjusted EBITDA generation resulted in net leverage of 2.0x as of June 30, 2023

Cash and LOC Availability at Quarter-End
($MM)



$10.2
$15.2
2Q22
2Q23

Net Debt Outstanding[1]
($MM)



$22.9
$23.3
2Q22
2Q23

Operating Working Capital
($MM)



$25.7
$18.6
2Q22
2Q23

Total Inventory
($MM)



$34.9
$48.6
2Q22
2Q23

(1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the "Credit Facility"), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the "Term Loan). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0-2.5%, subject to the level of excess availability on the Credit Facility.

Broadwind | Investor Presentation 2023 9

10 Broadwind | Investor Presentation 2023 We are increasing our full - year 2023 Adjusted EBITDA guidance for the second time this calendar year Increased guidance supported by targeted commercial growth within high - value, growth - oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline Assumes approximately 50% utilization at tower facilities, as if no additional tower orders are received in 2023; any additional new orders would be incremental to this guidance Assumes no changes to IRS’ 45x tax credit guidance Total Revenue ($MM) Total Adjusted EBITDA ($MM) As of August 14, 2023 FULL - YEAR 2023 FINANCIAL GUIDANCE $176.8 $205 - $220 2022A 2023E $ 2.4 $17 - $19 2022A 2023E

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW We support the world’s energy transition as a leading independent producer of wind towers, gearing, custom fabrications, clean fuel processing systems and supply chain solutions Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for industrial clients. We are one of the leading independent wind tower manufacturers in the United States. Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction. This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure to the volatile demand in the US wind energy industry.

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Segment	Description	Share of revenue
Heavy Fabrications Segment	We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications	66% of 2022 Revenue
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	24% of 2022 Revenue
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	10% of 2022 Revenue

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships

Manitowoc, WI
Tower Manufacturing
Industrial Fabrications Facility

Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility

Cicero, IL
Gear Manufacturing and Gearbox Repair Facility

Pittsburgh, PA
Gearbox Repair and Heat Treat Facility

Sanford, NC
Industrial Solutions and Gearbox Repair Facility

Our customer base

Established OEM Relationships

SIEMENS Gamesa | GE | NORDEX | Ingersoll Rand | CATERPILLAR | KONECRANES

Broadwind | Investor Presentation 2023 13

14 Broadwind | Investor Presentation 2023 TRANSFORMATIONAL NEW TOWER ORDER Announced a $175 million wind tower order to be fulfilled in 2023 and 2024 After a two - year hiatus, domestic onshore wind tower installation activity is gradually accelerating During a period of evolving market conditions, we have continued to grow our share - of - wallet with long - term turbine OEM customers, while developing new relationships Within our wind tower business, our primary objective is to grow in excess of the broader market through organic share gains, while building stable pipeline of profitable orders that support full utilization of our tower facilities in Texas and Wisconsin $175 million tower order announced in January 2023 supports at least 50% utilization across tower manufacturing system during the full - years 2023 and 2024 Transformational order advances core business development strategy Reflects the successful expansion of this customer relationship that is expected to scale, over time Order secures significant production capacity over multi - year period Order secures ~50% of optimal tower production capacity across our facilities in 2023 and 2024 Anticipate ratable, paced utilization at both tower plants Ordered tower sections will be produced at both the Company’s Abilene and Manitowoc facilities Order carries favorable economics, including the benefit of federal tax credit Order will carry a favorable margin profile, one supportive of our strategic focus on profitable growth

15 Broadwind | Investor Presentation 2023 INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit beginning in 2023 Broadwind is prepared to leverage the benefits of the IRA to create shareholder value The IRA serves to materially enhance tower production economics beginning in 2023 The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit Theoretical annual gross profit benefit to Broadwind $30 million Annual tower production @ 100% utilization (1) 325 towers Average MW per Tower (2) 3.1 avg. MW per tower Total Watts per MW 1,000,000 Cents Per Watt (3) $0.03 per watt Financial benefit of 45x credit per MW (4) $30,000 Average benefit per tower (5) $93,000 (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1

16 Broadwind | Investor Presentation 2023 PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid Broadwind is uniquely positioned to take advantage of the increased development activity driven by the IRA. Our Board and Management have deep knowledge of the wind market. IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Includes Repowering (2023 - 2032) (1) Wood Mackenzie Power & Renewables – Wind Power Outlook – Updated August 2023 9.3 10.5 13.1 14.9 13.9 14.0 14.0 14.2 14.1 14.6 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 2032e

17 Broadwind | Investor Presentation 2023 OUR EXPERIENCED, PROVEN MANAGEMENT TEAM Leadership Team with extensive experience in clean tech manufacturing Eric Blashford Chief Executive Officer Since 2020 Recent Experience • Interim CFO 2021 – Aug. 2022 • COO 2018 - 2020 • President, Broadwind Towers 2014 - 2019 Tom Ciccone Chief Financial Officer Since Aug. 2022 Recent Experience • Principal Accounting Officer 2021 - Aug. 2022 • Corporate Controller, Assistant Treasurer, Assistant Secretary since 2017 Hayes Kennedy Chief Human Resource Officer Since 2020 Recent Experience • Vice President of Human Resources, CHS (NASDAQ: CHSCP, CHSCO, CHSCN, CHSCM, CHSCL) • Senior HR roles at The Gavilon Group LLC and ConAgra Foods Daniel Schueller President, Heavy Fabrications Since 2019 Recent Experience • President, Brad Foote Gear Works (2010 - 2013, 2016 - 2019) • Manufacturing leadership experience at Bronto Skylift and Vactor Manufacturing Gil Mayo President, Industrial Solutions Since 2017 Recent Experience • General Manager, Broadwind Heavy Fabrications (2015 - 2017) • Previous manufacturing leadership experience at Scott Fetzer Company

18 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS Leadership Team with extensive experience in clean tech manufacturing Broadwind Board Experience • Independent Director • Chairman of Compensation Committee • Financial Expert • Served as Lead Director (2020 - 2021) Positions Held: • CEO - Grede Holdings LLC • CEO - Angelica Corp. • CEO, President - Sparton Corp. Public Board Experience: • Westell Technologies Inc. (2017 – Present) • Sparton Corp. (2009 - 2016) • VISHAY (2016 - 2018) Background: Manufacturing, Corporate Governance, Leadership, M&A and Business Turnaround, Operations, Risk Assessment and Management, Strategic Planning, Global Business, Public and Private Company Executive Leadership Eric Blashford Chief Executive Officer Director since 2020 BSBA, Accounting, University of Akron MBA, Kent State University Licensed CPA (non - practicing) Broadwind Board Experience • CEO since 2020 • COO 2018 - 2020 • Joined Broadwind in 2014, led turnaround of Heavy Fabrications Division Positions Held: • Group President - Heico Companies • Group President - Berkshire Hathaway / Scott Fetzer • VP / GM - Waltco Truck Equipment Company Background: Manufacturing, Product Development, Accounting, Finance, Corporate Governance, M&A, Business Turnarounds, Operations, Strategic Planning, Public and Private Company Executive Leadership Broadwind Board Experience • Independent Director • Chair of Governance/Nominating Committee • Member, Audit and Compensation Committees Positions Held • President of Operations – Navistar • EVP Corporate Strategy – Navistar • President Global Business – Navistar Public Board Experience • Allison Transmission Holdings (2022 - Present) Background: Manufacturing, Corporate Governance, Leadership, Engineering, Government/Regulatory and Public Policy, Operations, Strategy, Business Turnaround and Global Business, Business Development and Technology Philip J. Christman Director since 2018 BS, Mechanical Engineering, Indiana Institute of Technology MBA, Ball State University Cary B. Wood Independent Chair (since 2021) Director since 2016 BS, Technology, Purdue University MBA, Finance, Loyola University - Chicago MS, Industrial Operations, Lawrence Technological University

19 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS David P. Reiland Director since 2008 BS, Financial Management, California State University MBA, University of Southern California Certified Public Accountant (CPA) Broadwind Board Experience • Independent Director • Chairman of Audit Committee • Financial Expert • Member of Governance/Nominating Committee • Former Independent Chairman - Broadwind Positions Held: • President and CEO - Magnetek, Inc. • Director of Magnatek • Previously also CFO and Corporate Controller of Magnetek Background: Subject matter expert and background in Strategy Development and Execution, M&A and Divestitures; Operating and Financial Restructuring; SEC Reporting and SOX Compliance; Public and Private Capital Transactions Thomas A. Wagner Director since 2011 BS Engineering, Cornell University MS Mechanics, Rensselaer Polytechnic Institute Broadwind Board Experience • Independent Director • Member of Compensation and Governance/Nominating Committees Positions Held: • Founder - Wagner Werks • Chief Product Officer - Ogin , Inc., a wind - turbine design and supply company • Head of Engineering - Nordic Windpower USA • Chief Technology Officer - Gas Turbine Efficiency, PLC • Vice President, Technology - Hess Microgen • GM, Wind Technology - General Electric Background: Operations, Global business, Manufacturing, Engineering, Renewable Energy Business Development and Technology Mr. Reiland was employed by Magnetek, Inc., a developer and manufacturer of markets power and motion control systems, from 1986 until 2009 and served on its board until its acquisition by Columbus McKinnon Corp. in September 2015. Mr. Wagner has worked in the diversified energy industry for more than 45 years with assignments addressing Nuclear, Fossil and Renewable Power Generation. He has performed engineering design and lead large technical teams of several hundred engineers engaged in design and service functions that improved system reliability, reduced or eliminated environmental emissions and developed intellectual property.

20 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS Sachin Shivaram Director since 2022 BA, Harvard University Mphil , University of Cambridge JD, Yale Law School; (licensed to practice law in WI) Broadwind Board Experience • Independent Director • Member of Audit and Governance/Nominating Committees Positions Held: • CEO - Wisconsin Aluminum Foundry • President - Sierra Aluminum and Samuel Pressure Vessel Group, both divisions of Samuel, Son & Co. • Director Mid - Continent, Tenaris • Director Rig Services and Distribution, Tenaris Background: Manufacturing, Corporate Governance, M&A, Operations, Risk Assessment and Management, Government/Regulatory and Public Policy, Marketing and Sales, Strategy, Business Development and Technology, Business Turnaround and Global Business Development Jeanette A. Press Director since 2023 BBA in Accounting, Loyola University Licensed CPA Broadwind Board Experience • Independent Director • Member of Audit and Governance/Nominating Committees Positions Held: • CFO, Controller, and Principal Accounting Officer of CMC Materials • Vice President Controller and Principal Accounting Officer of Univar Solutions • Vice President Controller and Principal Accounting Officer of USG Corp. • Senior Manager Audit, KPMG LLP Background: Financial expert, SEC Reporting and SOX Compliance; Public and Private Capital Transactions, Manufacturing, M&A, Divestitures, Risk Assessment and Management and Operating and Financial Restructuring 15+ years of leadership experience in precision manufacturing in the areas of sales, business development and general management

21 Broadwind | Investor Presentation 2023 GOVERNANCE STRUCTURE SUPPORTS GOOD STEWARDSHIP The Board designed Broadwind’s governance structures to promote a culture of accountability and independence Broadwind’s corporate governance structures enhance independent oversight, promote effective risk management, and strengthen our ability to achieve strategic objectives Independent Chairman Governance Practices 6 of 7 directors are independent (all except CEO) Annually - elected directors Majority vote standard for uncontested election with a director resignation policy Plurality vote standard for contested elections Tax Benefit Preservation Rights Plan approved by 91% of votes cast at the 2022 Annual Meeting Shareholder Alignment: Directors and Officers own 5.1% of Broadwind stock Environmental & Social Factors • Broadwind is an energy transition pioneer, a company committed to advancing the profitable development and installation of renewables infrastructure. • Over the last 5 years, more than 60% of revenue has been derived from wind energy technologies • The Board regularly reviews ESG risks and opportunities with management. • Our Board includes experts with substantial backgrounds in clean technologies and energy, such as Thomas Wagner, who is currently supporting the design of products with the capability to prevent environmental carbon release and has spent 45 years in the diversified energy industry, performed engineering design and leading large technical teams on projects that reduced or eliminated environmental emissions.

22 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

23 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

24 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Net Income (Loss)	$ 1,415	$ (2,703)	$ 2,184	$ (5,107)
Interest Expense	751	776	1,239	1,121
Income Tax Provision	28	15	51	22
Depreciation and Amortization	1,562	1,576	3,167	3,095
Share-based Compensation and Other Stock Payments	567	708	1,060	1,232
Proxy Contest-Related Expenses	1,036	-	1,755	-
Adjusted EBITDA (Non-GAAP)	$ 5,359	$ 372	$ 9,456	$ 363

Heavy Fabrications Segment	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Ended June 30, 2023	Six Ended June 30, 2022
Net Income (Loss)	$ 3,736	$ (302)	$ 6,326	$ (778)
Interest Expense	137	455	277	595
Income Tax (Benefit) Provision	(5)	(74)	54	(201)
Depreciation	856	862	1,714	1,741
Share-based Compensation and Other Stock Payments	241	256	452	472
Adjusted EBITDA (Non-GAAP)	$ 4,965	$ 1,197	$ 8,823	$ 1,829

Gearing Segment	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Ended June 30, 2023	Six Ended June 30, 2022
Net Income (Loss)	$ 273	$ (630)	$ 774	$ (766)
Interest Expense	67	43	140	90
Income Tax Provision	8	2	15	2
Depreciation and Amortization	556	554	1,152	1,030
Share-based Compensation and Other Stock Payments	117	160	233	278
Adjusted EBITDA (Non-GAAP)	$ 1,021	$ 129	$ 2,314	$ 634

Industrial Solutions Segment	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Ended June 30, 2023	Six Ended June 30, 2022
Net Income (Loss)	$ 681	$ (32)	$ 1,210	$ (257)
Interest Expense	128	52	211	66
Income Tax Provision	13	9	21	11
Depreciation and Amortization	92	98	186	201
Share-based Compensation and Other Stock Payments	57	73	101	134
Adjusted EBITDA (Non-GAAP)	$ 971	$ 200	$ 1,729	$ 155

Corporate and Other	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Ended June 30, 2023	Six Ended June 30, 2022
Net Loss	$ (3,275)	$ (1,739)	$ (6,126)	$ (5,917)
Interest Expense	419	226	611	481
Income Tax Provision (Benefit)	12	78	(39)	(408)
Depreciation and Amortization	58	62	115	212
Share-based Compensation and Other Stock Payments	152	219	274	1,155
Proxy Contest-Related Expenses	1,036	-	1,755	-
Adjusted EBITDA (Non-GAAP)	$ (1,598)	$ (1,154)	$ (3,410)	$ (4,477)

Broadwind | Investor Presentation 2023

25

26 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

27 Broadwind | Investor Presentation 2023 Please contact our investor relations team at: BWEN@val - adv.com IR CONTACT